UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                           Reporting Period: Apr-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                               Attached              Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual

* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Company                       Case No.00-1301 (RRM)
       Debtor

CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/
LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                           Reporting Period: May-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                      Document      Explanation
REQUIRED DOCUMENTS                      Form No.      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Debtor

                                       6/28/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Company                    Case No.  00-01301 (RRM)
       Debtor                                        Reporting Period:    May-00


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                  Merrill Lynch                                 ACTUAL     PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH                803.49       -       -       -            803.49
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)       4.02                                      4.02
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS            4.02       -       -       -              4.02
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES              56.60                                     56.60
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                         -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)                -                                         -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS            56.60       -       -       -             56.60
---------------------------------------------------------------------------------------------------------
NET CASH FLOW           (52.58)      -       -       -            (52.58)
(RECEIPTS LESS
DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH                750.91       -       -       -            750.91
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                  56.60
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                             56.60
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                       Reporting Period:

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                    Merrill
                                     Lynch
--------------------------------------------------------------------------------
BALANCE PER BOOKS                     750.91          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                          750.91          -         -          -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT                    -                    -
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS                     -                    -
--------------------------------------------------------------------------------
OTHER                                      -          -         -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                 750.91          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must                -
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER: Transfer will be booked in March 2000.
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                           Reporting Period: May-00

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                              Month       Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses                                 -                 -
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                             47.40             47.40
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                 47.40             47.40
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Net Profit (Loss) Before
Other Income & Expenses                            (47.40)           (47.40)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                  61,753.32        317,142.20
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                               61,705.92        317,094.80
--------------------------------------------------------------------------------

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                          Reporting Period:  May-00

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
Misc Expenses                                         47.40              47.40
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
Total                                                 47.40              47.40
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Intercompany - License Fee                        61,753.32         317,142.20
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                             61,753.32         317,142.20
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                         Reporting Period:  May-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               750.91               504,651.73
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           750.91                504,651.73
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          20,251,185.96             19,430,190.34
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      20,251,185.96             19,430,190.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                            20,251,936.87             19,934,842.07
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable
--------------------------------------------------------------------------------
Accounts Payable
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
--------------------------------------------------------------------------------
Wages Payable
--------------------------------------------------------------------------------
Notes Payable
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                          (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt
--------------------------------------------------------------------------------
Priority Debt                            2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------
Unsecured Debt
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES           2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                        2,855,158.00              2,855,158.00
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                               45,212.73                 45,212.73
--------------------------------------------------------------------------------
Additional Paid-In Capital              10,453,405.90             10,453,405.90
--------------------------------------------------------------------------------
Partners' Capital Account                   94,119.00                 94,119.00
--------------------------------------------------------------------------------
Owner's Equity Account
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition         6,486,946.44              6,486,946.44
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           317,094.80
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                        17,396,778.87             17,079,684.07
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY    20,251,936.87             19,934,842.07
--------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                          Reporting Period:  May-00

                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Intercompany                 9,370,184.44                       8,866,331.02
--------------------------------------------------------------------------------
Intercompany Advances
to TGTS Partners              (872,615.09)                       (872,615.09)
--------------------------------------------------------------------------------
Intercompany License
Fee Receivable               9,067,732.13                       8,750,589.93
--------------------------------------------------------------------------------
Intercompany Investment
in TGTS Partners             3,823,270.22                       3,823,270.22
--------------------------------------------------------------------------------
Intercompany Investment
in GTS Partner, Inc.        (1,137,318.78)                     (1,137,318.78)
--------------------------------------------------------------------------------
Other                              (66.96)                            (66.96)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            20,251,185.96                      19,430,190.34
--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Intercompany                  (100,000.00)                       (100,000.00)
--------------------------------------------------------------------------------
Other                           12,830.00                          12,830.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (87,170.00)                        (87,170.00)
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                           Reporting Period: May-00

                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding         -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employee       -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employer       -          -         -                                  -
--------------------------------------------------------------------------------
Unemployment        -          -         -                                  -
--------------------------------------------------------------------------------
Income              -          -         -                                  -
--------------------------------------------------------------------------------
Other:
_____________       -          -         -                                  -
--------------------------------------------------------------------------------
Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding          -         -          -                                 -
--------------------------------------------------------------------------------
Sales                -         -          -                                 -
--------------------------------------------------------------------------------
Excise               -         -          -                                 -
--------------------------------------------------------------------------------
Unemployment         -         -          -                                 -
--------------------------------------------------------------------------------
Real Property        -         -          -                                 -
--------------------------------------------------------------------------------
Personal Property    -         -          -                                 -
--------------------------------------------------------------------------------
Other:
_____________        -         -          -                                 -
--------------------------------------------------------------------------------
Total State and
Local Taxes          -         -          -                                 -
--------------------------------------------------------------------------------
Total Taxes          -         -          -                                 -
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                             Number of Days Past Due

                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In Re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                         Reporting Period: May 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
------------------------------------------------------------------------------
Accounts Receivable (Net)                                                  -
------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: May-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                              Attached               Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A               Included
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                             Included
--------------------------------------------------------------------------------
Property                                         Included
--------------------------------------------------------------------------------
General Liability                                Included
--------------------------------------------------------------------------------

Vehicle                                          Included
--------------------------------------------------------------------------------
Other:________________
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account
--------------------------------------------------------------------------------
General Operating Account                        Included
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account               Included
--------------------------------------------------------------------------------
Other: Concentration Account                     Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    6/22/2000
-------------------------------------- Date
Signature of Debtor

                                       6/22/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/22/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor

Explanation:

Debtor has not prepared a 12 month Cash Flow at this time.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: May-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                           Attached
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4         Attached
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4          Attached
--------------------------------------------------------------------------------
Listing of aged accounts payable
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5           Attached
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5           Attached
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    6/28/2000
-------------------------------------- Date
Signature of Debtor

                                       6/28/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.             Case No.  00-01302 (RRM)
       Debtor                                           Reporting Period: May-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                          CUMULATIVE FILING TO DATE
---------------------------------------------------------------------------------------------------------------------
                    OPER.       A/P TRADE    EXPENSE   CONCENTRATION       ACTUAL     PROJECTED    ACTUAL   PROJECTED
---------------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH            1,000.00    5,629.80     54,007.40               -      60,637.20             534,667.38
---------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------
CASH SALES                                                1,029,221.96   1,029,221.96           5,673,078.03
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE         55,000.00                                369,285.20     424,285.20             424,285.20
---------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES          515,404.32   31,216.73    747,932.37                   1,294,553.42           6,132,762.03
---------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                            4,221,351.65   4,221,351.65           4,221,351.65
---------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)       4,250.80      462.25     25,716.95       58,403.73      88,833.73              88,833.73
---------------------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
                                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS    574,655.12   31,678.98    773,649.32   5,678,262.54    7,058,245.96          16,540,310.64
---------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
NET PAYROLL       356,001.09                                               356,001.09           1,128,908.60
---------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES     138,480.33                                               138,480.33             450,973.54
---------------------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                                 -                      -
---------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                               -                      -
---------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                           -                      -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE      2,714.61                                                 2,714.61               2,714.61
---------------------------------------------------------------------------------------------------------------------
SELLING                                                                             -                      -
---------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)      77,459.09   36,752.28    730,954.07                     845,165.44           4,596,043.45
---------------------------------------------------------------------------------------------------------------------
                                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                   5,678,262.54  5,678,262.54          10,592,257.38
---------------------------------------------------------------------------------------------------------------------
                                                                                    -                      -
---------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                                   -                      -
---------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
COURT COSTS                                                                         -                      -
---------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS     574,655.12   36,752.28    730,954.07     5,678,262.54  7,020,624.01            16,770,897.58
---------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS LESS
DISBURSEMENTS)            -    (5,073.30)    42,695.25              -       37,621.95            (230,586.94)
---------------------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH            1,000.00      556.50     96,702.65              -       98,259.15             304,080.44
---------------------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      1,342,361.47
---------------------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION
ACCOUNTS                                                                                                 5,678,262.54
---------------------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE
SOURCES (ie. from escrow accounts)                                                                                  0
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                (4,335,901.07)
TRUSTEE QUARTERLY FEES                                                          -------------------------------------


In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                       Reporting Period:     May-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                             OPERATING   A/P TRADE     EXPENSE    CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS            1,000.00   (6,399.67)    2,548.29      18,310.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                 1,000.00      556.50    96,712.65              -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT            -                        -       18,310.86
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS             -     6,957.17    94,164.36
--------------------------------------------------------------------------------
OTHER                              -            -           -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE        1,000.00   (6,399.67)    2,548.29      18,310.86
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------
                                                                    List
                                                                    Attached
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                               List              List
                               Attached          Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                           Reporting Period: May-00

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                          Month           Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                  1,074,330.74      5,390,405.18
--------------------------------------------------------------------------------
Less: Returns and Allowances                       45,108.78        237,001.03
--------------------------------------------------------------------------------
Net Revenue                                     1,029,221.96      5,153,404.15
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                             7,170,302.99     21,680,598.78
--------------------------------------------------------------------------------
Add: Purchases                                    129,995.00      1,547,836.19
--------------------------------------------------------------------------------
Add: Cost of Labor                                         -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)             (6,741,852.08)    (5,301,655.74)
--------------------------------------------------------------------------------
Less: Ending Inventory                                     -     15,165,269.99
--------------------------------------------------------------------------------
Cost of Goods Sold                                558,445.91      2,761,509.24
--------------------------------------------------------------------------------
Gross Profit                                      470,776.05      2,391,894.91
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                        51,249.51         83,116.39
--------------------------------------------------------------------------------
Auto and Truck Expense                                     -                 -
--------------------------------------------------------------------------------
Bad Debts                                                  -                 -
--------------------------------------------------------------------------------
Contributions                                              -                 -
--------------------------------------------------------------------------------
Employee Benefits Program                           11,419.79        54,547.95
--------------------------------------------------------------------------------
Insider Compensation*                               29,615.70       100,769.58
--------------------------------------------------------------------------------
Insurance                                            9,996.00        29,589.92
--------------------------------------------------------------------------------
Management Fees/Bonuses                                     -                -
--------------------------------------------------------------------------------
Office Expense                                              -                -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                            -                -
--------------------------------------------------------------------------------
Repairs and Maintenance                             50,394.93        55,682.49
--------------------------------------------------------------------------------
Rent and Lease Expense                             246,649.65     1,252,584.43
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                          327,023.96     1,392,226.31
--------------------------------------------------------------------------------
Supplies                                            15,507.57        52,168.35
--------------------------------------------------------------------------------
Taxes - Payroll                                     41,806.83       160,211.12
--------------------------------------------------------------------------------
Taxes - Real Estate                                         -                -
--------------------------------------------------------------------------------
Taxes - Other                                      (59,625.78)      (49,685.14)
-------------------------------------------------------------------------------
Travel and Entertainment                            67,689.75       105,000.27
--------------------------------------------------------------------------------
Utilities                                           31,934.43        85,443.82
--------------------------------------------------------------------------------
Other (attach schedule)                            107,543.24       480,306.61
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                931,205.58     3,801,962.10
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                         -       178,885.38
--------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses  (460,429.53)   (1,588,952.57)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                         534.79         4,173.09
--------------------------------------------------------------------------------
Interest Expense                                    92,337.12       218,994.44
--------------------------------------------------------------------------------
Other Expense (attach schedule)                     61,753.32       317,142.20
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                           -               -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                 -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                         -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                 (258,582.01)
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                5,955,244.36     5,955,244.36
--------------------------------------------------------------------------------
Total Reorganization Expenses                    5,955,244.36     5,955,244.36
--------------------------------------------------------------------------------
Income Taxes                                                -                -
--------------------------------------------------------------------------------
Net Profit (Loss)                               (6,569,229.54)   (8,334,742.49)
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  May-00

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                        MONTH             CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------
Freight                                           21,950.66          79,578.82
--------------------------------------------------------------------------------
Cash Discounts                                                      (27,405.42)
--------------------------------------------------------------------------------
Train Repair                                       1,327.50           2,739.75
--------------------------------------------------------------------------------
Inventory Variation                                                  70,515.16
--------------------------------------------------------------------------------
Inventory W/O                                 (7,182,248.31)     (7,182,248.31)
--------------------------------------------------------------------------------
Change in Prepaid Inventory                     (363,142.55)         (1,055.22)
--------------------------------------------------------------------------------
Change in Transfers in transit                    21,404.68            (774.05)
--------------------------------------------------------------------------------
Change in Inventory Adjustments                  141,586.14         927,053.75
--------------------------------------------------------------------------------
Change in Accrued Shrink                         170,322.25          97,931.09
--------------------------------------------------------------------------------
Change in Def. Allowance                           7,040.62             299.91
--------------------------------------------------------------------------------
Change in Capitalized Freight                    283,499.44         283,499.44
--------------------------------------------------------------------------------
Change in Reserve                                319,010.24         561,714.42
--------------------------------------------------------------------------------
Returns                                                             (55,642.22)
--------------------------------------------------------------------------------
Change in A/P POD                               (162,602.75)        (57,952.86)
--------------------------------------------------------------------------------
Total                                         (6,741,852.08)     (5,301,745.74)
--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------
Bad Check Expense                                    875.28             838.37
--------------------------------------------------------------------------------
Board Meeting
--------------------------------------------------------------------------------
Credit Card Charges                               65,616.00         124,863.21
--------------------------------------------------------------------------------
Cash Over/Short                                    1,034.69           5,544.75
--------------------------------------------------------------------------------
Casual Labor                                                            188.00
--------------------------------------------------------------------------------
Consulting Fees                                                      10,094.77
--------------------------------------------------------------------------------
Computer Processing                                3,897.74          10,212.56
--------------------------------------------------------------------------------
Licenses and Permits                               4,394.83          12,176.91
--------------------------------------------------------------------------------
Postage                                           53,451.26         113,903.78
--------------------------------------------------------------------------------
Public Co. Expense                                 5,867.67           5,937.74
--------------------------------------------------------------------------------
Satellite Office                                  (9,410.03)         (1,810.03)
--------------------------------------------------------------------------------
Service Charges                                   37,167.10         169,936.17
--------------------------------------------------------------------------------
Wrap and Pack                                             -          20,776.70
--------------------------------------------------------------------------------
Relocation                                                           12,594.27
--------------------------------------------------------------------------------
Personnel Advertising                                                 5,371.22
--------------------------------------------------------------------------------
Telephone                                        (55,387.97)        (25,382.45)
--------------------------------------------------------------------------------
Legal                                                     -          17,152.44
--------------------------------------------------------------------------------
Misc. Exp.                                            36.67          (7,091.80)
--------------------------------------------------------------------------------
Total                                            107,543.24         480,306.61
--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------
Sales Tax Discount                                   768.63           2,862.78
--------------------------------------------------------------------------------
Interest Income                                           -             155.21
--------------------------------------------------------------------------------

Other Income                                        (233.84)          1,155.10
--------------------------------------------------------------------------------
                                                                             -
--------------------------------------------------------------------------------
Total                                                534.79           4,173.09
--------------------------------------------------------------------------------
Other Expense
--------------------------------------------------------------------------------
Intercompany - License Fees                       61,753.32         317,142.20
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------
See attached list                              5,955,244.36       5,955,244.36
-------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  May-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents             234,920.70            350,140.77
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                      74,584.25             68,872.67
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                                       7,210,202.06
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                                                       -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          309,504.95          7,629,215.50
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                         -          5,484,908.96
--------------------------------------------------------------------------------
Machinery and Equipment                                -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment      192,000.00          3,459,836.11
--------------------------------------------------------------------------------
Leasehold Improvements                                 -
--------------------------------------------------------------------------------
Vehicles                                               -
--------------------------------------------------------------------------------
Less Accumulated Depreciation                          -          3,890,914.43
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                  192,000.00          5,053,830.64
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)                775,240.42            579,726.72
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                            775,240.42            579,726.72
--------------------------------------------------------------------------------
TOTAL ASSETS                                1,276,745.37         13,262,772.86
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                           133,495.83
--------------------------------------------------------------------------------
Accounts Payable                              148,872.51            517,821.08
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)           142,563.39            135,314.56
--------------------------------------------------------------------------------
Wages Payable                                 266,468.55            245,761.18
--------------------------------------------------------------------------------
Notes Payable                                 286,158.00            312,825.81
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments     (70,092.21)         3,642,084.38
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities             17,294,029.10         18,248,391.83
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             18,201,495.17         23,102,198.84
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                         -                     -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                              4,220,008.44         2,931,820.57
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              4,220,008.44         2,931,820.57
--------------------------------------------------------------------------------
TOTAL LIABILITIES                          22,421,503.61        26,034,019.41
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                 (10,807,323.52)      (10,807,323.52)
--------------------------------------------------------------------------------
Owner's Equity Account                                 -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition           (1,963,923.03)       (1,963,923.03)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           (8,373,511.69)
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (21,144,758.24)      (12,771,246.55)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY        1,276,745.37        13,262,772.86
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                          Reporting Period:  May-00

                       Balance Sheet - continuation sheet

                                 Book Value at end of              Book Value
     Assets                    Current Reporting Month         on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Professional Retainers                 435,100.00
--------------------------------------------------------------------------------
Committee Funds                        100,000.00
--------------------------------------------------------------------------------
Escrow Accounts held at
Pachulski St                           149,502.00
--------------------------------------------------------------------------------
Deposits                                32,120.71                    28,124.04
--------------------------------------------------------------------------------
Wrap and Pack                           41,784.92                    47,610.65
--------------------------------------------------------------------------------
Prepaid Financing Tandem                        -                   135,875.84
--------------------------------------------------------------------------------
Prepaid Financing Paragon                       -                   180,629.05
--------------------------------------------------------------------------------
Lease Negotiation Costs - Stores                -                   187,487.14
--------------------------------------------------------------------------------
Prepaid Issuance                        16,732.79
--------------------------------------------------------------------------------
Total                                  775,240.42                   579,726.72
--------------------------------------------------------------------------------

Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Gift Certificates Issued               132,647.04                   158,520.20
--------------------------------------------------------------------------------
Straight Lined Rent                             -                 1,247,153.67
--------------------------------------------------------------------------------
Note Payable - License Fee           8,677,448.13                 8,360,305.93
--------------------------------------------------------------------------------
Intercompany                         8,483,933.93                 8,483,933.93
--------------------------------------------------------------------------------
Fixture Sale Payable                            -
--------------------------------------------------------------------------------
Other                                           -                    (1,521.90)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               17,294,029.10                18,248,391.83
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                           Reporting Period: May-00

                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or    Amount   Date   Check No.        Tax
               Liability     Accrued      Paid     Paid    or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding            -    52,649.03   26,051.04  5/19/00&   EFT     26,597.99
                                                   6/02/00
--------------------------------------------------------------------------------
FICA-Employee          -    35,676.27   17,438.50  5/19/00&   EFT     18,237.77
                                                   6/02/00
--------------------------------------------------------------------------------
FICA-Employer          -    35,731.94   17,466.21  5/19/00&   EFT     18,265.73
                                                   6/02/00
--------------------------------------------------------------------------------
Unemployment           -     1,259.85     639.62   5/19/00&   EFT        620.23
                                                   6/02/00
--------------------------------------------------------------------------------
Income                 -            -           -                             -

--------------------------------------------------------------------------------
Other:
_____________          -            -           -                             -

--------------------------------------------------------------------------------
Total Federal
Taxes                  -   125,317.09   61,595.37  4/14/00&   EFT     63,721.72
                                                   4/28/00
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding            -    10,366.67    5,178.43  5/19/00&   EFT      5,188.24
                                                   6/02/00
--------------------------------------------------------------------------------
Sales          122,873.19   71,839.10  122,873.19  5/15/00&  Check*   71,839.10
                                                   5/20/00
--------------------------------------------------------------------------------
Excise                  -           -           -                             -
--------------------------------------------------------------------------------
Unemployment            -    4,594.39    2,393.45  5/19/00&   EFT      2,200.93
                                                   6/02/00
--------------------------------------------------------------------------------
Real Property           -           -           -                             -
--------------------------------------------------------------------------------
Personal
Property                -           -           -                             -
--------------------------------------------------------------------------------
Other:
_____________           -      158.38      544.98  5/19/00&   EFT       (386.60)
                                                   6/02/00
--------------------------------------------------------------------------------
Total State    122,873.19   86,958.54  122,873.19                     78,841.67
and Local Taxes

--------------------------------------------------------------------------------
Total Taxes    122,873.19  212,275.63  192,585.43             EFT    142,563.39
--------------------------------------------------------------------------------

*  List Attached

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                        Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -  280,900.59                                280,900.59
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -  280,900.50         -        -       -     280,900.59
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In Re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                         Reporting Period: May 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                     86,607.70
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                192,457.40
--------------------------------------------------------------------------------
Less: Amounts collected during the period                           (155,225.92)
--------------------------------------------------------------------------------
Less: A/R Write Off*                                                 (49,255.00)
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                           74,584.18
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                         Amount
--------------------------------------------------------------------------------
0-30 days old                                                         74,584.18
--------------------------------------------------------------------------------
31-60 days old                                                                -
--------------------------------------------------------------------------------
61-90 days old                                                                -
--------------------------------------------------------------------------------
Total Accounts Receivable                                             74,584.18
--------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                             74,584.18
--------------------------------------------------------------------------------

*Coop Advertising written off.

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the        Yes**
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             Yes
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

** Store assets are being sold by the liquidation company as the stores are closing.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00

                            MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                               Attached              Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor


CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: May-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Included
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Debtor

                                       6/28/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                    OPER.   A/P TRADE  EXPENSE  CONCENTRATION    ACTUAL     PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH               -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                                    -
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS         -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                          -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS          -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
NET CASH FLOW          -       -          -          -                 -
(RECEIPTS LESS
DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH               -       -          -          -                 -
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie. from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                    OPERATING  A/P TRADE  EXPENSE  CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS                          -          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS
--------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      -          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                      Reporting Period: April 2000

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                               Month      Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                                 -                 -
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                     -                 -
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Profit (Loss) Before Other Income & Expenses            -                 -
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                          -                 -
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                                       -                 -
--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: May-00

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                   -                         -
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses                                    -
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -                         -
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment                                                       -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)            (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                        (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL ASSETS                              (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                 -
--------------------------------------------------------------------------------
Accounts Payable                                    -                       -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                 -                       -
--------------------------------------------------------------------------------
Wages Payable                                       -                       -
--------------------------------------------------------------------------------
Notes Payable                                       -                       -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments           -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities                      -                        -
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                        -                        -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                      -                        -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                   -                        -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                  100.00                    100.00
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                           -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                              -                         -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition          (360,365.26)              (360,365.26)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition                    -
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY      (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: May-00


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners         (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                                           -                        -
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding         -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employee       -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employer       -          -         -                                  -
--------------------------------------------------------------------------------
Unemployment        -          -         -                                  -
--------------------------------------------------------------------------------
Income              -          -         -                                  -
--------------------------------------------------------------------------------
Other:
_____________       -          -         -                                  -
--------------------------------------------------------------------------------
Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding          -         -          -                                 -
--------------------------------------------------------------------------------
Sales                -         -          -                                 -
--------------------------------------------------------------------------------
Excise               -         -          -                                 -
--------------------------------------------------------------------------------
Unemployment         -         -          -                                 -
--------------------------------------------------------------------------------
Real Property        -         -          -                                 -
--------------------------------------------------------------------------------
Personal Property    -         -          -                                 -
--------------------------------------------------------------------------------
Other:
_____________        -         -          -                                 -
--------------------------------------------------------------------------------
Total State and
Local Taxes          -         -          -                                 -
--------------------------------------------------------------------------------
Total Taxes          -         -          -                                 -
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                         Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
------------------------------------------------------------------------------
Accounts Receivable (Net)                                                  -
------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Apr-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                              Attached               Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor


CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Debtor

                                       6/28/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   6/28/2000
-------------------------------------- Date
Signature of Authorized
Individual*


Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                        OPER   A/P TRADE  EXPENSE  CONCENTRATION     ACTUAL    PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH                    -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                                    -
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS              -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                         -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)                                                          -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS               -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
NET CASH FLOW               -       -       -       -                  -
(RECEIPTS LESS
DISBURSEMNTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH                    -       -       -       -                  -
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie. from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                   OPERATING   A/P TRADE  EXPENSE  CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS                          -          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS
--------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      -          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                               Month      Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                                       -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                                 -                 -
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                     -                 -
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Profit (Loss) Before Other Income & Expenses            -                 -
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                          -                 -
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                                       -                 -
--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                      Reporting Period: May-00


                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              176.00                    176.00
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses                                    -
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           176.00                    176.00
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL ASSETS                            (1,150,288.06)            (1,150,288.06)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                -
--------------------------------------------------------------------------------
Accounts Payable                                   -                         -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                -                         -
--------------------------------------------------------------------------------
Wages Payable                                      -                         -
--------------------------------------------------------------------------------
Notes Payable                                      -                         -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments          -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                                  -                         -
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                       -                         -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                     -                         -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                  -                         -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                 190.00                     190.00
--------------------------------------------------------------------------------
Additional Paid-In Capital                (13,159.28)                (13,159.28)
--------------------------------------------------------------------------------
Partners' Capital Account                          -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                             -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition       (1,137,318.78)             (1,137,318.78)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition                   -
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                       (1,150,288.06)             (1,150,288.06)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY   (1,150,288.06)             (1,150,288.06)
--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners      (790,098.80)                    (790.098.80)
--------------------------------------------------------------------------------

Investment in GTS Ltd.
Ptr. Inc.                        (360,365.26)                    (360,365.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (1,150,464.06)                  (1,150,464.06)
--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               -                                 -
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: May-00


                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding         -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employee       -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employer       -          -         -                                  -
--------------------------------------------------------------------------------
Unemployment        -          -         -                                  -
--------------------------------------------------------------------------------
Income              -          -         -                                  -
--------------------------------------------------------------------------------
Other:
_____________       -          -         -                                  -
--------------------------------------------------------------------------------
Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding          -         -          -                                 -
--------------------------------------------------------------------------------
Sales                -         -          -                                 -
--------------------------------------------------------------------------------
Excise               -         -          -                                 -
--------------------------------------------------------------------------------
Unemployment         -         -          -                                 -
--------------------------------------------------------------------------------
Real Property        -         -          -                                 -
--------------------------------------------------------------------------------
Personal Property    -         -          -                                 -
--------------------------------------------------------------------------------
Other:
_____________        -         -          -                                 -
--------------------------------------------------------------------------------
Total State and
Local Taxes          -         -          -                                 -
--------------------------------------------------------------------------------
Total Taxes          -         -          -                                 -
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                      Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                         Reporting Period: May 2000



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
------------------------------------------------------------------------------
Accounts Receivable (Net)                                                  -
------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------